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Exhibit 10.1

Healthease Health Plan of Florida, Inc.  Medicaid Reform HMO Contract

AHCA CONTRACT NO. FAR001
AMENDMENT NO. 3

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE HEALTH PLAN OF FLORIDA, INC., hereinafter referred to as the "Vendor", is hereby amended as follows:

1.	Standard Contract, Section II, Item A, Contract Amount, the first sentence is hereby revised to now read as follows:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $399,853,991.00 (an increase of $19,187,570.00), subject to availability of funds.

2.	Attachment I, Section C, Method of Payment, Item 1, General, the first paragraph is hereby revised to now read as follows:

Notwithstanding the payment amounts which may be computed with the rate tables specified in Tables 2 thru 6, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of $399,853,991.00 (an increase of $19,187,570.00).

3.
Attachment I, Exhibit 2, Enrollment Levels, is hereby deleted in its entirety and replaced with Exhibit 2-A, Revised Enrollment Levels, attached hereto and made a part of the Contract.  All references in the Contract to Exhibit 2, Enrollment Levels, shall hereinafter refer to Exhibit 2-A, Revised Enrollment Levels.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment and all its attachments are hereby made a part of the Contract.

This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

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AHCA Contract No. FAR001, Amendment No. 3, Page 1 of 2

Healthease Health Plan of Florida, Inc.   Medicaid Reform HMO Contract

IN WITNESS WHEREOF, the parties hereto have caused this three (3) page amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

HEALTHEASE HEALTH PLAN OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Todd S. Farha	SIGNED BY: /s/ Andrew Agwunobi
NAME: Todd S. Farha	NAME: Andrew C. Agwunobi, M.D.
TITLE: President and CEO	TITLE: Secretary
DATE: 5/29/2007	DATE: 5/31/2007

List of Attachments/Exhibits included as part of this Amendment:

Specify Type	Letter/ Number	Description
Exhibit	2-A	Revised Enrollment Levels (1 Page)

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AHCA Contract No. FAR001, Amendment No. 3, Page 2 of 2

HEALTHEASE OF FLORIDA
EXHIBIT 2-A
        REVISED ENROLLMENT LEVELS

TABLE 1 (Duval – Area 4, Broward – Area 10)
Agency Area 04

Eligibility Category/ Population	County	Health Plan Provider Number	Plan Type (Comp or Comp & Catastrophic)	Maximum Enrollment Level
TANF	Duval		Comprehensive & Catastrophic	55,000
SSI	Duval		Comprehensive & Catastrophic
HIV/AIDS
Children with Chronic Conditions

Agency Area 10

Eligibility Category/ Population	County	Health Plan Provider Number	Plan Type (Comp or Comp & Catastrophic)	Maximum Enrollment Level
TANF	Broward		Comprehensive & Catastrophic	20,000
SSI	Broward		Comprehensive & Catastrophic
HIV/AIDS
Children with Chronic Conditions

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AHCA Contract No. FAR001, Exhibit 2-A, Page 1 of 1